UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2020

PURADYN FILTER TECHNOLOGIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-11991	14-1708544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2017 High Ridge Road, Boynton Beach, FL  33426

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (561) 547-9499 not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common	PFTI	None

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Puradyn Filter Technologies Incorporated (the “Company”) expects to deregister its Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by promptly filing a Form 15 with the Securities and Exchange Commission (“SEC”) to deregister the Common Stock under the Exchange Act. Upon filing of the Form 15, the Company’s obligation to file reports with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended. The Company expects that the deregistration will become effective 90 days after the date of filing of the Form 15 with the SEC.

In addition, effective June 1, 2020 Martin Scott CFO Consulting Services, Inc. (the “Consultant”) terminated its engagement with the Company to serve as the CFO consultant, including for Martin P. Scott, the principal of the Consultant, to sign as principal financial and accounting officer for the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURADYN FILTER TECHNOLOGIES INCORPORATED

Date: August 3, 2020	By:	/s/ Edward S. Vittoria
Edward S. Vittoria, Chief Executive Officer